SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2005
                                                            -----------

                            BellaVista Capital, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                    0-30507                   94-3324992
 -------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                  99 El Camino Real, Menlo Park, CA        94025
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.01     Regulation FD Disclosure.

On May 6, 2005, the registrant mailed a letter dated May 5, 2005, to its shareholders. A copy of the letter is attached to this report as Exhibit 20.1.


Item 9.01.     Financial Statements and Exhibits

Exhibit 20.1   Letter to Shareholders dated May 5, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 6, 2005                BellaVista Capital, Inc.



             By:  /s/MICHAEL RIDER
                  -----------------------------------
                  Michael Rider, Chief Executive Officer